UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 14a-12

AMEDISYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 08, 2017

Meeting Information
Meeting Type: Annual Meeting
AMEDISYS, INC.	For holders as of: April 13, 2017
	Date: June 08, 2017	Time: 1:00 PM CDT
Location: Amedisys, Inc.
Executive Office
209 10th Ave. S., Suite 512 Nashville, Tennessee

AMEDISYS, INC. 3854 AMERICAN WAY, SUITE A BATON ROUGE, LA 70816	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1.	To elect nine directors, each for a term of one year:

Nominees

A.	Linda J. Hall, PhD	B. Julie D. Klapstein	C. Paul B. Kusserow	D. Richard A. Lechleiter	E. Jake L. Netterville
F.	Bruce D. Perkins	G. Jeffrey A. Rideout, MD	H. Donald A. Washburn	I. Nathaniel M. Zilkha

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify the appointment of KPMG LLP as the independent registered public accountants for the year ending December 31, 2017.

3.

To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers as set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders (“Say on Pay” Vote).

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	To approve, on an advisory (non-binding) basis, the frequency of future stockholder Say on Pay Votes.

NOTE: THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, FOR THE PROPOSAL REGARDING AN ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS (“SAY ON PAY”), EVERY 1 YEAR IN CONNECTION WITH THE PROPOSAL REGARDING AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER SAY ON PAY VOTES, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ALL OTHER MATTERS.